Exhibit 10.1

                            AIR METHODS CORPORATION

                          2006 EQUITY COMPENSATION PLAN

I.   Purpose
     -------

     This Air Methods Corporation 2006 Equity Compensation Plan (the "Plan") provides for Equity Compensation Grants (as defined below) to Employees and Consultants (as defined herein, including nonemployee directors) of Air Methods Corporation (the "Company"), and such of its subsidiaries (as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code")), as the Board of Directors of the Company (the "Board") shall from time to time designate ("Participating Subsidiaries"), in order to advance the interests of the Company and its Participating Subsidiaries through the motivation, attraction and retention of their Employees and Consultants.

II.  Certain Definitions
     -------------------

     2.1     "Stock Option".  A Stock Option is the right granted under the Plan
             --------------
to a Participant to purchase shares of Common Stock, at such time or times, and at such price or prices ("Option Price"), as are determined by the Committee. A Stock Option may be an ISO or a Non-ISO as such terms are defined in Section II.

     2.2     "Stock  Appreciation  Right".  A  Stock  Appreciation  Right is the
             ----------------------------
right to receive payment, in shares of Common Stock, cash, or a combination of shares of Common Stock and cash, of the Redemption Value of a specified number of shares of Common Stock then purchasable under a Stock Option.

     2.3     "Restricted Stock Grant".  A Restricted Stock Grant is the right to
             ------------------------
acquire shares of Common Stock for such consideration, if any, and subject to such restrictions on transfer and other terms and conditions as are provided for in Section VIII and as established by the Committee.

     2.4     "Supplemental Bonus".  A Supplemental Bonus is the right to receive
             --------------------
payment, in shares of Common Stock, cash, or a combination of shares of Common Stock and cash, of an amount determined under Section 7.6.

     2.5     "Equity  Compensation  Grant".  An  Equity  Compensation Grant is a
             -----------------------------
Stock Option, Stock Appreciation Right, Restricted Stock Grant on Supplemental Bonus.

     2.6     "Redemption Value".  The Redemption Value of shares of Common Stock
             ------------------
purchasable under a Stock Option shall be the amount, if any, by which the Fair Market Value of one share of Common Stock on the date on which the Stock Option is exercised exceeds the Option Price for such share.

     2.7     "Common  Stock".  A  share  of  Common  Stock  means  a  share  of
             ---------------
authorized but unissued or reacquired Common Stock of the Company.

     2.8     "Fair  Market Value".  For the purpose of the Plan, the Fair Market
             --------------------
Value of a share of Common Stock on any date shall be the officially-quoted closing price for the date in question of the shares on the NASDAQ Stock Market or such other stock exchange or securities trading market which is the primary trading market for such shares, or if no closing price is reported on such date, the average of the representative closing bid and asked prices on such date as reported by an accepted reporting service. In the event the Common Stock is not traded publicly, the Fair Market Value of a share of Common Stock


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on  any  date  shall  be  determined, in good faith, by the Committee after such consultation with outside experts as the Committee may deem advisable, and the Committee shall maintain a written record of its method of determining such value.

     2.9     "Employee".  An  Employee  is  an  employee  of  the Company or any
             ----------
Participating  Subsidiary.

     2.10     "Consultant".  A  Consultant  is  a  bona  fide  consultant,  or a
              ------------
nonemployee director, of the Company or any Participating Subsidiary.

     2.11     "Participant".  A Participant is an Employee or Consultant to whom
              -------------
an  Equity  Compensation  Grant  is  granted.

     2.12     "Disinterested  Person".  A  Disinterested Person is a director of
              -----------------------
the Company who is not, during the one year prior to service as an administrator of the Plan, granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any of its affiliates except as may be permitted by Rule 16b-3(d) under the Securities Exchange Act of 1934 or any successor to such rule.

     2.13     "Supplemental  Bonus".  A  Supplemental  Bonus  is  the  right  to
              ---------------------
receive payment, in shares of Common Stock, cash, or a combination of shares of Common Stock and cash, of an amount determined under Section 7.6.

III. Incentive Stock Options and Non-Incentive Stock Options
     -------------------------------------------------------

     The Stock Options granted under the Plan may be either:

          (a) Incentive Stock Options ("ISOs") which are intended to be "Incentive Stock Options" as that term is defined in Section 422 of the Code; or

          (b) Non-Incentive Stock Options ("Non-ISOs") which are intended to be options that do not qualify as "Incentive Stock Options" under Section 422 of the Code.

All Stock Options granted to Participants other than Consultants shall be ISOs unless the Option Agreement clearly designates the Stock Options granted thereunder, or a specified portion thereof, as Non-ISOs. Subject to the other provisions of the Plan, a non-Consultant Participant may receive ISOs and Non-ISOs at the same time, provided that the ISOs and Non-ISOs are clearly designated as such. All Stock Options granted to Consultants shall be Non-ISOs.

     Except as otherwise expressly provided herein, all of the provisions and requirements of the Plan relating to Stock Options shall apply to ISOs and Non-ISOs.

IV.  Administration
     --------------

     4.1     Committee.  The  Plan  shall  be  administered  by a committee (the
             ---------
"Committee") composed of two or more directors, all of whom are Disinterested Persons. The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and to adopt such rules for administering the Plan as it may deem necessary to comply with the requirements of the Code, to assure that Stock Options that are intended to be ISOs will be classified as incentive stock options under the Code, or to conform to any regulation or any change in any law or regulation applicable thereto. The Committee may delegate any of its responsibilities under the Plan, other than its responsibilities to grant Equity Compensation Grants, to determine whether the Stock Appreciation


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Rights  or  Supplemental Bonuses, if any, payable to a Participant shall be paid in cash, in shares of Common Stock or a combination thereof, or to interpret and construe the Plan. If the Board is composed entirely of Disinterested Persons, the Board may reserve to itself any of the authority granted to the Committee as set forth herein, and it may perform and discharge all of the functions and responsibilities of the Committee at any time that a duly constituted Committee is not appointed and serving. All references in the Plan to the "Committee" shall be deemed to refer to the Board whenever the Board is discharging the powers and responsibilities of the Committee.

     4.2     Actions  of  Committee.  All  actions taken and all interpretations
             ----------------------
and determinations made by the Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.

V.   Eligibility and Participation
     -----------------------------

     Equity Compensation Grants may be made to Employees or Consultants of the Company or any Participating Subsidiary, including directors of the Company who are also Employees. The Committee shall from time to time determine the Employees or Consultants to whom Equity Compensation Grants shall be granted, the number of shares of Common Stock subject to each such Equity Compensation Grant and the terms and provisions of each such Equity Compensation Grant, all as provided in this Plan.

VI.  Shares of Common Stock Subject to the Plan
     ------------------------------------------

     6.1     Maximum  Number.  The  maximum aggregate number of shares of Common
             ---------------
Stock that may be issued pursuant to Equity Compensation Grants granted under the Plan shall be 600,000. If any shares of Common Stock subject to an Equity Compensation Grant are forfeited or expire under the terms of the Grant, such shares may again be made subject to Equity Compensation Grants.

     6.2     Capital  Changes.  In  the  event  any  changes  are  made  to  the
             ----------------
Company's Common Stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend in excess of ten percent (10%) at any single time, stock split, combination of shares, exchange of shares, change in corporate structure or otherwise), appropriate adjustments shall be made in: (i) the number of shares of Common Stock theretofore made subject to Equity Compensation Grants, and in the purchase price of said shares; and (ii) the aggregate number of shares which may be made subject to Equity Compensation Grants. If any of the foregoing adjustments shall result in a fractional share, the fraction shall be disregarded, and the Company shall have no obligation to make any cash or other payment with respect to such a fractional share.

VII. Stock Options
     -------------

     7.1     Grant of Stock Options.  The Committee may from time to time, grant
             ----------------------
Stock Options to a Participant and establish the number of shares of Common Stock subject to each such Stock Option, the Option Price of each option and all other terms and conditions of exercise of the Stock Option, all as provided in the Plan. The Option Price of any ISO shall be not less than the Fair Market Value of a share of Common Stock on the date on which the Stock Option is granted and the aggregate Fair Market Value (determined as of the time the ISO is granted) of the Common Stock as to which all ISOs granted to an Employee may first become exercisable in a particular calendar year may not exceed $100,000. The Option Price of a Non-ISO may be less than the Fair Market Value on the date the Non-ISO is granted if the Committee so determines. If an ISO is granted to an Employee who then owns stock possessing more


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than  10%  of  the  total  combined  voting power of all classes of stock of the
Company or any parent or subsidiary corporation of the Company, the Option Price of such ISO shall be at least 110% of the Fair Market Value of the Common Stock subject to the ISO at the time such ISO is granted, and such ISO shall not be exercisable after 5 years after the date on which it was granted. Each Stock Option shall be evidenced by a written agreement ("Option Agreement") containing such terms and provisions as the Committee may determine, subject to the provisions of the Plan.

     7.2     Time of Exercise.  Subject to the provisions of the Plan, including
             ----------------
without limitation Section 7.4, the Committee, in its discretion, shall determine the time when a Stock Option, or a portion of a Stock Option, shall become exercisable, and the time when a Stock Option, or a portion of a Stock Option, shall expire, which shall be, to the extent not exercised, no later than the tenth anniversary of the date on which it was granted. Such time or times shall be set forth in the Option Agreement evidencing such Stock Option.

     7.3     Exchange  of  Outstanding  Stock.  The  Committee,  in  its  sole
             --------------------------------
discretion, may permit a Participant to surrender to the Company shares of the Common Stock previously acquired by the Participant as part or full payment for the exercise of a Stock Option. Such surrendered shares shall be valued at their Fair Market Value on the date of exercise.

     7.4     Termination  of  Employment  Before  Exercise.  With  respect  to
             ---------------------------------------------
Participants who are Employees, if a Participant's employment with the Company or a Participating Subsidiary shall terminate for any reason other than the Participant's death or disability, any Stock Option then held by the Participant, to the extent then exercisable under the applicable Option Agreement(s) and unless otherwise determined by the Committee and set forth in a Participant's applicable Option Agreement(s), shall remain exercisable after the termination of his employment for a period of three months (but, in the case of an ISO, in no event beyond ten years from the date of grant of the ISO). If such Participant's employment is terminated because the Participant dies or is disabled within the meaning of Section 22(e)(3) of the Code, any Stock Option then held by the Participant, to the extent then exercisable under the applicable Option Agreement(s) and unless otherwise determined by the Committee and set forth in a Participant's applicable Option Agreement(s) shall remain exercisable by the Participant or his Personal Representative or successor, in the case of death, after the termination of his employment for a period of twelve months (but, in the case of an ISO, in no event beyond ten years from the date of grant of the ISO). The termination of a Stock Option granted to a Consultant shall be as determined by the Committee, and set forth in the Consultant's applicable Option Agreement(s). If the Stock Option is not exercised during the applicable period, it shall be deemed to have been forfeited and of no further force or effect.

     7.5     Disposition of Forfeited Stock Options.  Any shares of Common Stock
             --------------------------------------
subject to Stock Options forfeited by a Participant may be made subject to Stock Options granted to other Participants.

     7.6     Grant  of  Supplemental Bonuses.  The Committee, either at the time
             -------------------------------
of grant or at any time prior to exercise of any Non-ISO or Stock Appreciation Right, may provide for a Supplemental Bonus from the Company or Participating Subsidiary in connection with a specified number of shares of Common Stock then purchasable, or which may become purchasable, under a Stock Option, or a specified number of Stock Appreciation Rights which may be or become exercisable. Such Supplemental Bonus shall be payable upon the exercise of the Non-ISO or Stock Appreciation Right with regard to which such Supplemental Bonus was granted. A Supplemental Bonus shall not exceed the amount necessary to reimburse the Participant for the income tax liability incurred by him upon the exercise of the Non-ISO or upon the exercise of such Stock Appreciation Right, calculated using the maximum combined Federal and Colorado income tax rates then in effect and taking into account the tax liability arising from the Participant's receipt of the Supplemental Bonus. The Committee may, in its discretion, elect to pay any


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part  or  all  of  the  Supplemental  Bonus in:  (i) cash; (ii) shares of Common
Stock; or (iii) any combination of cash and shares of Common Stock. The provisions of Section 9.3 shall apply to the giving of notice, the determination of the number of shares to be delivered, and the time for delivering shares. In applying Section 9.3, the Supplemental Bonus shall be treated as if it were a Stock Appreciation Right that the Participant exercised on the day the Supplemental Bonus became payable.

VIII. Restricted Stock Grants
      -----------------------

     8.1     Grants  of Restricted Stock.  The Committee may, from time to time,
             ---------------------------
grant rights to acquire shares of Common Stock ("Restricted Shares" or "Shares") to any Participant. The Committee shall establish all terms and conditions of the grant, including the number of Restricted Shares subject to the grant, the purchase price, if any to be paid by the Grantee for such shares and restrictions applicable to the Restricted Shares. The restrictions placed on the Restricted Shares may include restrictions on transfer of all or a portion of the Restricted Shares, provisions for the forfeiture of such Shares in specified circumstances, a right of the Company to repurchase the Restricted Shares and the conditions (including price) of such repurchase, and a right of first refusal in the Company to purchase the Shares before the Shares may be transferred to a third party. Each Restricted Stock Grant shall be evidenced by an agreement ("Restricted Stock Agreement") between the Company and the Participant setting forth the terms of the Restricted Stock Grant.

     8.2     Rights  of  Grantee.  Shares  of  Common Stock that are issued as a
             -------------------
Restricted Stock Grant shall be issued in the name of the Grantee as soon as reasonably practicable after the grant upon acceptance of the restrictions by the Grantee in a Restricted Stock Agreement. At the sole discretion of the Committee, certificates for the Restricted Stock will be deposited with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise, and as set forth in the Restricted Stock
Agreement, upon delivery of the Restricted Stock to the escrow agent, the Participant will have the rights of a stockholder with respect to the Restricted Shares, including the right to vote the Shares and to receive dividends or other distributions as described in Section 8.8.

     8.3     Non-Transferability.  Until  all  restrictions  upon  the shares of
             -------------------
Restricted Stock awarded to a Participant have lapsed in the manner set forth in
Section 8.4, the Shares shall not be sold, transferred or otherwise disposed of by the Participant, nor pledged or otherwise hypothecated, nor will the certificates representing the Restricted Shares be delivered to the Participant.

     8.4     Lapse  of  Restrictions.  Restrictions  upon  shares  of Restricted
             -----------------------
Stock awarded hereunder will lapse at such time or times and on such terms and conditions as the Committee may determine. The Restricted Stock Agreement evidencing the Restricted Stock Grant will set forth any such terms and conditions.

     8.5     Forfeiture  of  Restricted  Stock.  All  shares of Restricted Stock
             ---------------------------------
will be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Share will terminate unless the Participant continues in the service of the Company until the expiration of a forfeiture period set forth in the Restricted Stock Agreement and satisfies any and all other conditions set forth in said Agreement. The Committee, in its sole discretion, may determine the forfeiture period (which may, but need not, lapse in installments) in any other terms or conditions applicable to any Restricted Stock Grant.

     8.6     Waiver  of  Forfeiture.  Notwithstanding  anything  in this Section
             ----------------------
VIII to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and other conditions set forth in any Restricted Stock Agreement under appropriate circumstances, including, without limitation, the death, disability or retirement of the Participant or a material change in circumstances arising after the date of


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Grant,  and subject to such terms and conditions (including, without limitation, forfeiture of a proportionate number of the Restricted Shares) as the Committee deems appropriate.

     8.7     Modification  or  Substitution.  Subject  to the terms of the Plan,
             ------------------------------
the Committee may modify outstanding awards of Restricted Stock or accept the surrender of outstanding Shares of Restricted Stock (to the extent that the restrictions on such Shares have not yet lapsed) and award new Restricted Stock Grants in substitution for them. Notwithstanding the foregoing, no modification of an award will adversely alter or impair any rights or obligations under the Restricted Stock Agreement without the Participant's consent.

     8.8     Treatment of Dividends.  At the time a grant of Restricted Stock is
             ----------------------
awarded, the Committee may, in its sole discretion, determine that the payment to the Participant of dividends, or a specified portion thereof, declared or paid on such Common Stock by the Company will be (i) deferred until the lapsing of the restrictions imposed upon such Common Stock and (ii) held by the Company for the account of Participant until such time. In the event that dividends are to be deferred, the Committee will determine whether such dividends are to be reinvested in additional Shares of Common Stock (which will be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or a portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its sole discretion, may determine. Payment of deferred dividends in respect of the Shares of Restricted Stock (whether held in cash or as additional Restricted Shares) together with interest accrued thereon, if any, will be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred, together with any interest accrued thereon, in any respect of any Restricted Shares, will be forfeited upon the forfeiture of such Shares of Restricted Stock.

     8.9     Delivery  of  Common  Stock.  Upon the lapse of the restrictions on
             ---------------------------
Shares of Restricted Stock, the Committee will cause a stock certificate to be delivered to the Participant with respect to such Shares, free of all restrictions hereunder.

IX.  Stock Appreciation Rights
     -------------------------

     9.1     Grant  of  Stock Appreciation Rights.  The Committee may, from time
             ------------------------------------
to time, grant Stock Appreciation Rights to a Participant with respect to not more than the number of shares of Common Stock which are, or may become, purchasable under any Stock Option held by the Participant. The Committee may, in its sole discretion, specify the terms and conditions of such rights, including without limitation the date or dates upon which such rights shall expire and become void and unexercisable; provided, however, that in no event shall such rights expire and become void and unexercisable later than the time when the related Stock Option is exercised, expires or terminates. Each Participant to whom Stock Appreciation Rights are granted shall be given written notice advising him of the grant of such rights and specifying the terms and conditions of the rights, which shall be subject to all the provisions of this Plan.

     9.2     Exercise of Stock Appreciation Rights.  Subject to Section 9.3, and
             -------------------------------------
in lieu of purchasing shares of Common Stock upon the exercise of a Stock Option held by him, a Participant may elect to exercise the Stock Appreciation Rights, if any, he has been granted and receive payment of the Redemption Value of all, or any portion, of the number of shares of Common Stock subject to such Stock Option with respect to which he has been granted Stock Appreciation Rights; provided, however, that the Stock Appreciation Rights may be exercised only when the Fair Market Value of the Common Stock subject to such Stock Option exceeds the exercise price of the Stock Option. A Participant shall exercise his Stock Appreciation Rights by delivering a written notice to the Committee specifying the number of shares with respect to which he exercises Stock Appreciation Rights and agreeing to surrender the right to purchase an equivalent number of shares of Common Stock subject to his Stock Option. If a Participant


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exercises  Stock  Appreciation  Rights, payment of his Stock Appreciation Rights shall be made in accordance with Section 9.3 on or before the 90th day after the date of exercise of the Stock Appreciation Rights.

     9.3     Form  of  Payment.  If  a  Participant  elects  to  exercise  Stock
             -----------------
Appreciation Rights as provided in Section 9.2, the Committee may, in its absolute discretion, elect to pay any part or all of the Redemption Value of the shares with respect to which the Participant has exercised Stock Appreciation Rights in: (i) cash; (ii) shares of Common Stock; or (iii) any combination of cash and shares of Common Stock. The Committee's election pursuant to this
Section 9.3 shall be made by giving written notice to the Participant within said 90-day period, which notice shall specify the portion which the Committee elects to pay in cash, shares of Common Stock or a combination thereof. In the event any portion is to be paid in shares of Common Stock, the number of shares to be delivered shall be determined by dividing the amount which the Committee elects to pay in shares of Common Stock by the Fair Market Value of one share of Common Stock on the date of exercise of the Stock Appreciation Rights. Any fractional share resulting from any such calculation shall be disregarded. Said shares, together with any cash payable to the Participant, shall be delivered within said 90-day period.

X.   No Contract of Employment
     -------------------------

     Nothing in this Plan shall confer upon the Participant the right to maintain its relationship with the Company or any Participating Subsidiary, whether as an Employee, Consultant or otherwise, nor shall it interfere in any way with any right of the Company, or any such Participating Subsidiary, to terminate its relationship with the Participant at any time for any reason whatsoever, with or without cause.

XI.  No Rights as a Stockholder
     --------------------------

     A Participant shall have no rights as a stockholder with respect to any shares of Common Stock subject to a Stock Option. Except as provided in Section 6.2, no adjustment shall be made in the number of shares of Common Stock issued to a Participant, or in any other rights of the Participant upon exercise of a Stock Option by reason of any dividend, distribution or other right granted to stockholders for which the record date is prior to the date of exercise of the Participant's Stock Option.

XII. Assignability
     -------------

     No Equity Compensation Grants granted under this Plan, nor any other rights acquired by a Participant under this Plan, shall be assignable or transferable by a Participant, other than by will or the laws of descent and distribution or, in the case of a Non-ISO, pursuant to a qualified domestic relations order as defined by the Code, Title I of the Employee Retirement Income Security Act ("ERISA"), or the rules thereunder. Notwithstanding the preceding sentence, the Committee may, in its sole discretion, permit an assignment or transfer of a Non-ISO by a Participant and the exercise thereof by a person other than such Participant, on such terms and conditions as the Committee in its sole discretion may determine. In the event of his death, the Stock Option, any Stock Appreciation Right or Supplemental Bonus right, the rights under a Restricted Stock Grant may be exercised by the Personal Representative of the Participant's estate or, if no Personal Representative has been appointed, by the successor or successors in interest determined under the Participant's will or under the applicable laws of descent and distribution.

XIII. Merger or Liquidation of the Company
      ------------------------------------

     If the Company or its stockholders enter into an agreement to dispose of all, or substantially all, of the assets or outstanding capital stock of the Company by means of a sale or liquidation, or a merger or


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reorganization in which the Company is not the surviving corporation, all rights under Equity Compensation Grants outstanding under the Plan as of the day before the consummation of such sale, liquidation, merger or reorganization, to the extent not exercised, shall for all purposes under this Plan become exercisable in full as of such date even though the dates of exercise established pursuant to an applicable Stock Option Agreement or Restricted Stock Agreement have not yet occurred.

XIV. Amendment
     ---------

     The Board may from time to time alter, amend, suspend or discontinue the Plan, including, where applicable, any modifications or amendments as it shall deem advisable in order that ISOs will be classified as incentive stock options under the Code, or in order to conform to any regulation or to any change in any law or regulation applicable thereto; provided, however, that no such action shall adversely affect the rights and obligations with respect to Stock Options at any time outstanding under the Plan; and provided further that no such action shall, without the approval of the stockholders of the Company, (i) increase the maximum number of shares of Common Stock that may be made subject to Stock
Options  (unless  necessary  to effect the adjustments required by Section 6.2),
(ii) materially increase the benefits accruing to Participants under the Plan or
(iii) materially modify the requirements as to eligibility for participation in the Plan.

XV.  Registration of Optioned Shares
     -------------------------------

     The Stock Options shall not be exercisable unless the purchase of such optioned shares is pursuant to an applicable effective registration statement under the Securities Act of 1933, as amended, or unless in the opinion of counsel to the Company, the proposed purchase of such optioned shares would be exempt from the registration requirements of the Securities Act of 1933, as amended, and from the qualification requirements of any state securities law.

XVI. Withholding Taxes
     -----------------

     The Company, or Participating Subsidiary, may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company, or the Participating Subsidiary, is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Equity Compensation Grant including, but not limited to, the withholding of all or any portion of any payment or the withholding of issuance of shares of Common Stock to be issued upon the exercise of rights under any Equity Compensation Grant, until the Participant reimburses the Company, or Participating Subsidiary, for the amount the Company or Participating Subsidiary is required to withhold with respect to such taxes, or canceling any portion of such payment or issuance in an amount sufficient to reimburse itself for the amount it is required to so withhold. Notwithstanding any other provision of this Plan, whenever any such withholding of taxes is required in connection with any such Equity Compensation Grant, issued to a Participant who is subject to Section 16 of the Securities Exchange Act of 1934, shares of Common Stock shall be withheld as the method of reimbursement for such tax withholding in lieu of any other form of withholding under the Plan.

XVII. Non-Exclusivity of the Plan
      ---------------------------

     Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees, consultants and directors generally, or to any class or group of employees, consultants or directors, which the Company or


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
any Participating Subsidiary now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits, and executive short term incentive plans.

XVIII. Effective Date; Prior Plan Not Superseded
       -----------------------------------------

     18.1     Effective  Date  of  Plan.  This 2006 Equity Compensation Plan was
              -------------------------
adopted by the Board of Directors effective as of May 3, 2006 (the "Effective Date") and will be submitted for approval by the Company's stockholders at the Company's annual meeting of stockholders on August 2, 2006.

     18.2     1995 Plan Not Superseded.  This 2006 Equity Compensation Plan does
              ------------------------
not supersede or otherwise affect the 1995 Stock Option Plan adopted August 15, 1995, and approved by the Company's stockholders on May 23, 1996. All options granted under the 1995 Plan remain valid and shall continue to be governed by the provisions of the 1995 Plan.

     18.3     Term of Plan.  No Equity Compensation Grant shall be granted under
              ------------
this 2006 Equity Compensation Plan subsequent to ten (10) years after the Effective Date. Stock options outstanding subsequent to the ten years after the Effective Date shall continue to be governed by the provisions of the Plan.


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